Exhibit 10.2

NEITHER THE ISSUANCE OR SALE OF THE SECURITIES REPRESENTED BY THIS NOTE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $30,000	Date: August 10th, 2018

Convertible Promissory Note

XSport Global, Inc., (hereinafter called the "Borrower"), hereby promises to pay to the order of Kristi Greeson Griggs, or its registered assigns (the "Holder") the sum of $30,000, together with any interest as set forth herein, on August 10th, 2018 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of Five percent (5%) (the "Interest Rate") per annum from the date hereof (the "Issue Date") until the same becomes due and payable

1. Definitions.

Capitalized terms not defined herein shall have the same meaning as set forth in the Investment Agreement. The following terms shall have the meanings herein specified:

"Event of Default" means an event specified in Section 3 hereof.

"Holder" means the Payee, and each endorsee, pledgee, assignee, owner and holder of this Note, as such; and any consent, waiver or agreement in writing by the then Holder with respect to any matter or thing in connection with this Note, whether altering any provision hereof or otherwise, shall bind all subsequent Holders. Notwithstanding the foregoing, the Company may treat the registered holder of this Note as the Holder for all purposes.

"Principal Amount" shall have the meaning set forth in the initial paragraph.

"Person" means an individual, trust, partnership, firm, association, corporation or other organization or a government or governmental authority.

Words of one gender include the other gender; the singular includes the plural; and the plural includes the singular, unless the context otherwise requires.

2. Payment of this Note – Term, Principal and Interest.

(a)           Payment. The term of this note shall be twelve (24) months.  Half of the principal and accrued interest shall be due on August 19th, 2019, the balance on August 19th 2020 and, at any time thereafter, the Holder may proceed to collect such principal and accrued interest or convert any such remaining debt to stock pursuant to paragraph (b) of this Section.

(b)           Conversion Privilege. On the date that is twelve months from the date of this Note, or on any date thereafter, the Holder may, in lieu of payment of the indebtedness evidenced hereby, convert the entire outstanding and unpaid principal and interest of this Note, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and non-assessable shares of Common Stock of the Borrower (such shares, the “Conversion Shares”), at the conversion price equal to the price per share of the common stock sold in the first financing round subsequent to the date of this Note (the “Conversion Price”).  Upon delivery to the Company of a completed Notice of Conversion, a form of which is attached hereto as Exhibit A, Borrower shall issue and deliver to the Holder that number of Conversion Shares for the portion of the Note converted in accordance with the foregoing.

(c)           Prepayment.  The Company may prepay this Note at any time without penalty and without the prior written consent of the Holder.  Any such prepayment will be applied first to the interest accrued on this Note and second to the payment of principal of this Note.

(d)           Restricted Shares.  The Company’s capital stock issued under this Note shall be “restricted” and cannot be resold in a public market without removal of the restrictive legend on the stock certificate.  Upon conversion, the Company will place on each certificate the following legend:  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS (“BLUE SKY LAWS”).  ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT OR AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR BLUE SKY LAWS.

3.  Events of Default.

The existence of any of the following conditions shall constitute an Event of Default:

(a)           Nonpayment of the Note in accordance with Section 2(a) above, if such breach remains unpaid and uncured for a period of ten (10) business days.  Upon nonpayment of the Note for a period of 10 business days from August 9th, 2020, Borrower shall pay to Holder a late fee in an amount of One Half Percent (.05%) of the balance of the Note.

4.  Loss or Mutilation of Note.  Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, together with an indemnity reasonably satisfactory to the Company, in the case of loss, theft, or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Company shall execute and deliver to the Holder a new Note of like tenor and denomination as this Note.

5.  Holder not Shareholder.  This Note does not confer upon the Holder any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, including dividends, prior to the conversion hereof.

6. Headings. The titles and headings to the Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Note. This Note shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Note to be drafted.

7. Applicable Law and Jurisdiction. The legality, validity, enforceability and interpretation of this Note and the relationship of the parties hereunder shall be governed by the laws of the State of North Carolina, without giving effect to the principles of conflict of laws, except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern. Any claim, cause of action, suit or demand allegedly arising out of or related to this Note, or the relationship of the parties, shall be brought exclusively in the state or federal courts located in North Carolina, and the parties irrevocably consent to the exclusive jurisdiction and venue of such courts and waive any objections they may have at any time to such exclusive jurisdiction and venue.

8. Survival of Representations and Warranties. This Note shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

9. Assignment. This Note may not be assigned by either party hereto without the prior written consent of the other (except that the Company may without the prior written consent of the Holder assign this Note in the event of a merger, acquisition, reorganization or the sale of all or substantially all of its assets to another corporation to the surviving entity of such merger, acquisition, reorganization or sale).

10.  Subordination.  The indebtedness evidenced by this Note is hereby expressly subordinated in right of payment to any present and future indebtedness of the Company to banks and other financial institutions.

IN WITNESS WHEREOF, the Maker has caused this Promissory Note to be signed in its name by the signature of its duly authorized representative.

XSport Global, Inc

By: Robert Finigan
Its: Chief Executive Officer

THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

MAKER:

XSport Global, INC.

By:
	Name:	Robert Finigan
	Title:	Chief Executive Officer

HOLDER:

By:
Name:
Title:

Exhibit A

NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert $____________ of the principal amount of the above Note into Shares of Common Stock of XSport Global, Inc. according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:

Applicable Conversion Price:	$	per share

Amount to be converted:	$

Amount of Note unconverted:	$

Number of shares to be issued:

Please issue the shares to:

Address to:

Authorized Signature:

Name:

Title: